UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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LIFEWAY FOODS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIFEWAY FOODS, INC.
6431 W. OAKTON
MORTON GROVE, IL 60053
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 19, 2009

TO OUR SHAREHOLDERS:

You are invited to be present either in person or by proxy at the Annual Meeting of Shareholders of Lifeway Foods, Inc., an Illinois corporation (the “Company”), to be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077, on June 19, 2009 at 2:00 p.m. local time (the “Meeting”), to consider and act upon the following:

1.	The election of six Directors to serve until the next meeting or until their successors are duly elected and qualified.

2.	The ratification of the appointment of Plante & Moran, PLLC, as independent auditors for the next fiscal year.

3.	The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Only shareholders of Common Stock of record at the close of business on May 22, 2009 will be entitled to notice of and to vote at the Meeting. The stock transfer books of the Company will remain open.

WE INVITE EACH OF YOU TO ATTEND THE MEETING. IF YOU CANNOT ATTEND, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. NO STAMP IS NECESSARY IF MAILED IN THE UNITED STATES.

BY ORDER OF THE BOARD OF DIRECTORS Ludmila Smolyansky Chairperson of the Board Skokie, Illinois June 5, 2009

LIFEWAY FOODS, INC.

PROXY STATEMENT

PROCEDURAL MATTERS

THIS PROXY STATEMENT IS FURNISHED TO THE SHAREHOLDERS OF LIFEWAY FOODS, INC., AN ILLINOIS CORPORATION (THE “COMPANY” or “LIFEWAY”), IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY TO BE VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS (THE “MEETING”) TO BE HELD AT 2:00 P.M., LOCAL TIME, ON JUNE 19, 2009, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Shareholders of record of Common Stock of the Company at the close of business on May 22, 2009 (the “Record Date”), will be entitled to notice of and to vote at the Meeting. The Meeting will be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077. Proxies received prior to the Meeting will be voted in accordance with the instructions contained in the proxy and, if no choice is specified, will be voted in favor of each nominee for Director named in this Proxy Statement and in favor of each other proposal set forth in this Proxy Statement. A shareholder who signs and returns the enclosed proxy may revoke it at any time before it is voted by a written revocation delivered to any of the proxy holders named therein, by submitting another valid proxy bearing a later date or by attending the Meeting and voting in person. Beneficial owners wishing to vote at the Meeting who are not shareholders of record on the Company’s books (e.g., persons holding in street name) must bring to the Meeting a Power of Attorney or proxy in their favor signed by the holder of record in order to be able to vote.

SOLICITATION OF PROXIES

This Proxy Statement and the form of proxy are first being mailed to the shareholders beginning approximately June 5, 2009.  All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by mail, the directors, officers and investor relations staff (who will receive no compensation therefore in addition to their regular remuneration) of the Company named herein may solicit the return of proxies by telephone, telegram or personal interview. As of this date, the Company has retained Computershare Investor Services (“Computershare”), an outside firm, to solicit proxies solely from individual shareholders of record and to print proxy notices and other related materials. The services provided by Computershare to the Company are expected to cost approximately $6,000. The Company has also retained Automatic Data Processing, Inc. (“ADP”), at an approximate cost of $3,000, to contact banks, brokerage houses and other custodians, nominees and fiduciaries with requests to forward copies of the proxy materials to their respective principals and to request instructions for voting the proxies. The expenses of such banks, brokerage houses and other custodians, nominees and fiduciaries in connection therewith are covered by the estimated fee to be paid by the Company to ADP. Action may be taken on the business to be transacted at the Meeting on the date specified in the Notice of Meeting or on any date or dates to which such Meeting may be adjourned.

VOTING OF PROXIES

A form of proxy is enclosed for use at the Meeting if a shareholder is unable to attend in person. Each proxy may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Shares represented by a valid proxy which if received pursuant to this solicitation and not revoked before it is exercised, will be voted as provided on the proxy at the Meeting or at any adjournment or adjournments thereof.

VOTING SECURITIES AND VOTE REQUIRED

Only holders of the 16,815,920 shares of Common Stock, no par value per share, of record outstanding at the close of business on May 22, 2009 (the “Record Date”), will be entitled to vote at the Meeting. Each holder of Common

Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Under the rules of the Securities and Exchange Commission (the “SEC”), boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for Director and for Proposal 2. Votes withheld in connection with the election of one or more of the nominees for Director or Proposal 2 will be counted as votes cast against such individuals or Proposal 2 and will be counted toward the presence of a quorum for the transaction of business. If no direction is indicated, the proxy will be voted for the election of the nominees for Director and for Proposal 2. The form of proxy provides for withholding of votes with respect to the election of Directors and a shareholder present at the Meeting also may abstain with respect to such election.

ANNUAL REPORT ON FORM 10-K

This Proxy Statement is accompanied by the Company’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2008, as amended (the “Annual Report”). Shareholders are referred to the Annual Report for information concerning the Company’s business and operations, but the Annual Report is not part of the proxy soliciting materials.

PROPOSAL 1: ELECTION OF DIRECTORS

Six Directors are to be elected at the Meeting. The Company’s Board has a maximum number of Directors equal to seven, however the Company has determined to intentionally keep one seat vacant at this time. Directors will be elected at the Meeting to serve until the next annual meeting of shareholders of the Company or until each of their successors shall be duly elected and qualified. As noted, unless otherwise indicated thereon, all proxies received will be voted in favor of the election of each of the six nominees of the Board named below as Directors of the Company. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Company), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees elected by the Board. The six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Directors. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Illinois law.  Each of the nominees (other than Gustavo Carlos Valle) is currently serving as a Director of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO ELECT THE DIRECTORS NOMINATED HEREIN TO SERVE AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

The names of the nominees and certain information with regard to each nominee follows:

NAME	AGE	TITLE
Ludmila Smolyansky	58	Director and Chairperson of the Board of Directors
Julie Smolyansky	33	CEO, President, and Director
Pol Sikar	60	Director
Renzo Bernardi	56	Director
Gustavo Carlos Valle	45	Director
Julie Oberweis	34	Director

NOMINEES FOR ELECTION AS DIRECTORS

LUDMILA SMOLYANSKY was appointed as a Director by the Board to fill a vacancy created by an increase of the maximum number of Directors up to seven and unanimously elected as the Chairperson of the Board in November 2002. For more than 20 years, Mrs. Smolyansky has been the operator of several independent delicatessen, gourmet food distributorship businesses and imported food distributorships. In 2002, prior to the commencement of her tenure as a Director, she was hired by the Company as its General Manager.

Mrs. Smolyansky devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company. Mrs. Smolyansky is the mother of Julie Smolyansky (the President, Chief Executive Officer (CEO), and a Director) and Edward P. Smolyansky (the Company Treasurer and Chief Financial and Accounting Officer).

JULIE SMOLYANSKY was appointed as a Director, and elected President, CEO, CFO and Treasurer of the Company by the Board of Directors to fill the vacancies in those positions created by the death of her father, Michael Smolyansky, in June 2002. She is a graduate with a Bachelor’s degree from the University of Illinois at Chicago. Prior to her appointment, Ms. Smolyansky spent six years as the Company’s Director of Sales and Marketing. She currently holds no other directorships in any other reporting company. Ms. Smolyansky is the daughter of Ludmila Smolyansky, the Chairperson of the Board. In 2004, Ms. Smolyansky resigned as CFO and Treasurer and Edward Smolyansky, Ms. Smolyansky’s brother, was appointed to such positions.

POL SIKAR has been a Director of the Company since its inception in February 1986. He is a graduate with a Master’s degree from the Odessa State Institute of Civil Engineering in Russia. For more than 11 years, he has been President and a major shareholder of Montrose Glass & Mirror Co., a company providing glass and mirror products to the wholesale and retail trade in the greater Chicago area. Mr. Sikar holds no other directorships in any other reporting company.

RENZO BERNARDI has been a Director of the Company since 1994. Mr. Bernardi is the president and founder of Renzo & Sons, Inc., a Dairy and Food Service Company which has been in business since 1969 (formerly, Renzo-Milk Distribution Systems). He has over 30 years of experience in the dairy distribution industry. Mr. Bernardi is a graduate of Instituto Teonico E Commerciale of Macomer, Sardinia. Mr. Bernardi holds no other directorships in any other reporting company.

GUSTAVO CARLOS VALLE is an Argentinian citizen and was appointed President and CEO of the Dannon Company, Inc. effective April 1, 2009.  Mr. Valle joined Danone Argentina in 1996 as Vice President Finance where he  became CEO of Danone Waters Argentina in 2002.  Two years later, he was appointed CEO of Danone Brazil.  Mr. Valle graduated in Economics from Buenos Aires University in Argentina.  Mr. Valle holds no other directorships in any other reporting company. Mr. Valle has been designated by DS Waters LP (as the related successor to The Dannon Company, Inc.) (“Dannon”) to be its representative to the Board in accordance with the terms of that certain Stockholder’s Agreement, as amended, between the Company and Dannon.

JULIE OBERWEIS has served as a director of the Company since June 2006. Ms. Oberweis is the co-founder and CFO of Stratigent, LLC, a web analytics consulting company. Prior to Stratigent, she worked in investment consulting at Cambridge Associates as well as at Ritchie Capital.  She currently sits on the board of Oberweis Group, Inc., the holding company of Oberweis Dairy, and the DuPage Childrens Museum. Julie holds a degree in finance from the University of Illinois and is a Chartered Financial Analyst (CFA) charterholder.  Ms. Oberweis holds no other directorships in any other reporting company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s Officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such reports received or representations from certain reporting persons, the Company believes that, during the year ended December 31, 2008, other than the filings listed below, all other Section 16(a) filing requirements applicable to its officers, Directors and 10% shareholders were timely met. Those filings were:

(1)  Edward Smolyansky reported one transaction on each of three Form 4s late; (2) Julie Smolyansky reported one transaction on one Form 4 late; and (3) Ludmila Smolyansky reported one transaction on one Form 4 late.

BOARD AND COMMITTEE MEETINGS

During 2008, the Company’s Board of Directors held five regular meetings (the Company’s annual meeting of shareholders and Directors and two quarterly meetings). In 2008, four of six Directors attended the Company’s annual meeting. Each director attended at least 75% of all meetings of our board of directors and committees on which he or she served that were held during 2008.  Shareholders of the Company may send communications to the Board of Directors via the Company’s Investor Relations department, which makes such communications available to the Directors as appropriate, to LIFEWAY FOODS, INC., 6431 W. OAKTON, MORTON GROVE, IL 60053, telephone (847) 967-1010, fax (847) 967-6558. The Investor Relations department can be reach via email at: info@lifeway.net.

The Company’s Audit Committee (the “Audit Committee”) consists of Mr. Sikar, Ms. Oberweis and Mr. Bernardi, each of whom has an understanding of finance and accounting and is able to read and understand fundamental financial statements. Audit Committee members are appointed by the full Board.

The functions of the Audit Committee are to review the Company’s internal controls, accounting policies and financial reporting practices; to review the financial statements, the arrangements for and scope of the independent audit, as well as the results of the audit engagement; to review the services and fees of the independent auditors, including pre-approval of non-audit services, the auditors’ independence; and recommend to the Board of Directors for its approval and for ratification by the shareholders the engagement of the independent auditors to serve the following year in examining the accounts of the Company. No member of the Audit Committee is a “financial expert,” as defined in Item 407 of Regulation S-K. The Board examined the qualifications of its Audit Committee members and determined that the present members of the Audit Committee were sufficiently capable of performing the duties of the Audit Committee in 2008 without being “financial experts” within the definition provided in Item 407 of Regulation S-K promulgated by the SEC.

The Board of Directors does not have a standing nominating committee, compensation committee or any committees performing similar functions. As there are only six Directors currently serving on the Board, it is the view of the Board that all Directors should participate in the process for the nomination and review of potential Director candidates and for the review of the Company’s executive pay practices. Accordingly, Julie Smolyansky, Ludmila Smolyansky, Renzo Bernardi, Pol Sikar, Julie Oberweis, together with Juan Carlos Dalto, who has served on the Board since 2004, but has indicated his intent to not stand for re-election at the annual meeting, all participate in the nominating process, in the review of executive employment contracts and in review of the Company’s executive compensation practices. It is the view of the Board that the participation of all Directors in the duties of nominating and compensation committees ensures not only as comprehensive as possible a review of Director candidates and executive compensation, but also that the views of independent, employee, and shareholder Directors are considered.

The Board does not have any formal policy regarding the consideration of director candidates recommended by shareholders; any recommendation would be considered on an individual basis. The Board believes this is appropriate due to the lack of such recommendations made in the past, and its ability to consider the establishment of such a policy in the event of an increase of such recommendations. The Board welcomes properly submitted recommendations from shareholders and would evaluate shareholder nominees in the same manner that it evaluates a candidate recommended by other means. Shareholders may submit candidate recommendations by mail to LIFEWAY FOODS, INC., 6431 W. OAKTON, MORTON GROVE, IL 60053. With respect to the evaluation of director nominee candidates, the Board has no formal requirements or minimum standards for the individuals that it nominates. Rather, the Board considers each candidate on his or her own merits. However, in evaluating candidates, there are a number of factors that the Board generally views as relevant and is likely to consider, including the candidate’s professional experience, his or her understanding of the business issues affecting the Company, his or her experience in facing issues generally of the level of sophistication that the Company faces, and his or her integrity and reputation. With respect to the identification of nominee candidates, the Board has not developed a formalized process. Instead, its members and the Company’s senior management have recommended candidates whom they are aware of personally or by reputation.

During 2008 through the date of this Proxy Statement, Ludmila Smolyansky, Julie Smolyansky and Edward Smolyansky collectively controlled more than 50% of the voting power of our Common Stock. See “Security Ownership of Certain Beneficial Owners and Management,” below. Consequently, we are a “controlled company”

under applicable Nasdaq rules. Under these rules, a “controlled company” may elect not to comply with certain Nasdaq corporate governance requirements, including requirements that: (i) a majority of the board of directors consist of independent directors; (ii) director nominees be selected or recommended for selection by a majority of the independent directors or by a nominating committee composed solely of independent directors; and (iii) compensation of officers be determined or recommended to the board of directors by a majority of its independent directors or by a compensation committee that is composed entirely of independent directors.  We have elected to use each of these exemptions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. Currently, the Audit Committee consists of Mr. Sikar, Ms. Oberweis and Mr. Bernardi, each of whom are independent directors in accordance with federal securities laws and the Nasdaq listing standards.  These are the Company’s only independent directors.  The Chairperson of the Audit Committee is Renzo Bernardi.  Each of the Audit Committee members has an understanding of finance and accounting and is able to read and understand fundamental financial statements. To the extent Company employees are aware of any financial irregularities, the Audit Committee has been designated to receive such information in a confidential manner.

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008 with the Company’s management and the independent auditors, Plante & Moran, PLLC (“Plante”). Additionally, the Audit Committee discussed with Plante matters as required by the Statement of Auditing Standards No. 61, which included Plante’s judgments as to the quality not just the acceptability of the financial statements, changes in accounting policies and sensitive accounting estimates.

Plante provided the Audit Committee with written disclosures and a letter required by Independence Standards Board Standard No. 1 (“ISB Standard No. 1”). ISB Standard No. 1 requires (i) Plante to disclose in writing all relationships between Plante and related entities and the Company and its related entities, in Plante’s professional judgment, that may reasonably be thought to bear on independence; (ii) confirm that, in Plante’s professional opinion, they are independent of the Company within the meaning of the federal securities laws and (iii) discuss Plante’s independence with the Audit Committee. The Audit Committee discussed with Plante its independent status.

The Audit Committee amended and restated its written charter governing its actions effective December 17, 2003. The Audit Committee reviews and reassesses the charter annually. The Company is required to attach the charter as an appendix to the Company’s proxy statement every three years and last filed the charter with its proxy statement for the 2008 annual meeting.

Based on the Audit Committee’s review of the year-end audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2008.

The Audit Committee:
Pol Sikar
Julie Oberweis
Renzo Bernardi, Chairperson

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee comprised of Mr. Sikar. Ms. Oberweis and Mr. Bernardi, pre-approved Plante as the Company’s independent auditor for the year-ended December 31, 2008 and has adopted the following guidelines regarding the engagement of the Company’s independent auditor to perform services for the Company:

For audit services (including statutory audit engagements as required under local country laws), the independent auditor will provide the Audit Committee with an engagement letter during the January-March quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Audit Committee, this engagement letter will be formally accepted by the Audit Committee at its first or second quarter meeting.

The independent auditor will submit to the Audit Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services, Company management will submit to the Audit Committee for approval (during the second or third quarter of each fiscal year) the list of non-audit services that it recommends the Audit Committee engage the independent auditor to provide for the fiscal year. Company management and the independent auditor will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Audit Committee will approve both the list of permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Audit Committee delegates to either member thereof the authority to amend or modify the list of approved permissible non-audit services and fees. Either member will report action taken to the Audit Committee at the next Audit Committee meeting.

The independent auditor must ensure that all audit and non-audit services provided to the Company have been approved by the Audit Committee. The Chief Financial Officer is responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Audit Committee.

EXECUTIVE COMPENSATION
Summary Compensation Table

Name	Year	Salary	Bonus	Stock Awards (5)	All other Comp. (6)	Total
Julie Smolyansky, CEO and President (1)	2008	$247,038	$20,000	$42,050	$20,288	$329,376
	2007	$166,153	$22,500	$17,325	$23,334	$229,312

Edward Smolyansky, CFO Chief Accounting Officer, Treasurer and Controller and CEO and President of Fresh Made Dairy, Inc. (2)	2008	$276,884	$40,000	$42,050	$11,900	$370,831
	2007	$178,461	$22,500	$17,325	$11,838	$230,124

Ludmila Smolyansky, Chairman (3)	2008	$190,076	$50,000	—	$8,400	$248,476
	2007	$162,807	$55,000	—	$5,600	$223,407

Val Nikolenko, Vice President of Operations and Secretary (4)	2008	$114,035	$12,000	$5,030	$14,021	$145,086
	2007	$110,832	$10,000	$2,887	$13,813	$137,532

NOTES TO SUMMARY COMPENSATION TABLE

(1)	The Board appointed Julie Smolyansky as the CEO, CFO, President and Treasurer of the Company on

June 10, 2002. Until that date and since September 21, 1998 she had been Director of Sales and Marketing of the Company. Since November 2004, Ms. Smolyansky has served solely as CEO and President.

(2)	The Board appointed Edward Smolyansky as the CFO, Chief Accounting Officer and Controller of the Company in November 2004.

(3)
The Company approves, on an annual basis, the payment to Ludmila Smolyansky of salary and bonus as other compensation for continuing advisory services to the Company, and in light of her extensive experience. Ludmila Smolyansky devotes as much time as necessary to the business of the Company.

(4)	The Board appointed Val Nikolenko as the Vice President of Operations and Secretary of the Company in December 1993.

(5)	The terms of the stock awards are described below under Employee Consultants and Service Providers Benefit Plan.

(6)
Represents the Company’s portion of the matching contributions to the Company’s 401(k) plan on behalf of the Named Executive Officer, Julie Smolyansky ($4,500 for 2008 and $7,546 for 2007); Edward Smolyansky ($8,100 for 2008 and $8,038 for 2007); Val Nikolenko ($5,041 for 2005 and $4,833 for 2007) and (ii) the following amounts related to personal usage of automobiles leased by the Company, and related insurance and fuel, for 2007 and 2008, (x) for Julie Smolyansky, $11,988 of lease payments, $2,000 of insurance premiums and $1,800 of fuel, (y) for Edward Smolyansky, $2,000 of insurance premiums and $1,800 of fuel, and (z) for Val Nikolenko, $7,080 of lease payments, $1,000 of insurance premiums and $1,800 of fuel.

Outstanding Equity Awards At Fiscal Year-End

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Unites of Stock That Have Not Vested
Julie Smolyansky	2,500	$22,450
Edward Smolyansky	2,500	$22,450
Ludmila Smolyansky	—	—
Val Nikolenko	250	$ 2,245

The terms of the stock awards are described below under Employee, Consultants and Service Providers Benefit Plan.

Director Compensation

Name	Fees Earned or Paid in Cash	Total
Pol Sikar	$2,000	$2,000
Renzo Bernardi	$2,000	$2,000
Julie Oberweis	$2,000	$2,000

During 2008, each outside (non-employee) director was compensated at the rate of $500 per non-annual meeting attended. Neither any employee director (Ludmila Smolyansky and Julie Smolyansky) nor any Director serving as the nominee of Dannon (Juan Carlos Dalto) was compensated as a Director during 2008.

As other compensation for continuing advisory services to the Company, and in light of her extensive experience, the Company approved the payment to Ludmila Smolyansky of a salary of $190,076 and a bonus of $50,000 in 2008. Ludmila Smolyansky devotes as much time as necessary to the business of the Company.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

(1)	EMPLOYMENT CONTRACTS

Julie Smolyansky has an employment agreement (the “Employment Agreement”) with the Company pursuant to which she serves as Chief Executive Officer. Pursuant to the Employment Agreement, Ms. Smolyansky is entitled to an annual base salary and an annual bonus subject to such incentive bonus targets and plans which the Company may adopt from time to time. The Company has not currently set any such targets in advance or adopted any such plans. In lieu thereof, the Board of Directors determines Ms. Smolyansky’s salary and bonus on an annual basis concurrently with determining amounts for other executive officers. In the event that (a) Ms. Smolyansky is terminated other than for Cause (as defined therein) or (b) Ms. Smolyansky terminates her employment for Good Reason (as defined therein) or death, then Ms. Smolyansky is entitled to a lump sum payment consisting of (y) twice her then-current base salary and (z) the aggregate of the annual bonus for which she is then eligible under the Employment Agreement and any such plans.

(2)	EMPLOYEE, CONSULTANTS AND SERVICE PROVIDERS BENEFIT PLAN

On June 9, 1995, the Company filed a registration statement on Form S-8 with the Securities and Exchange Commission in connection with the “Lifeway Foods, Inc. Consulting and Services Compensation Plan” (the “Plan”) covering 1,200,000, as adjusted, shares of its Common Stock. The Plan was adopted by the Company on June 5, 1995.

Pursuant to such Plan, the Company may issue common stock or options to purchase common stock to certain consultants, service providers, and employees of the Company.  There were a total of approximately 936,000 shares eligible for issuance under the Plan at December 31, 2008 and 2007.  The option price, number of shares, grant date, and vesting terms are determined at the discretion of the Company’s Board of Directors.

As of December 31, 2007 and 2008, there were no stock options outstanding or exercisable.

On June 13, 2008, Lifeway’s Board of Directors approved awards of an aggregate amount of 10,500 shares to be awarded under its Employee and Consulting Services and Compensation Plan to certain key employees and consultants for services rendered to the Company. The stock awards were made on June 13, 2008 and vest ratably over a one year period. The expense for the awards is measured as of July 1, 2008 at $11.87 per share for 10,500 shares, or a total stock award expense of $124,635. This expense will be recognized as the stock awards vest in 12 equal portions of $10,386, or 875 shares per month for one year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company’s Common Stock, the Company’s only outstanding class of securities, as of May 15, 2009 by (a) each shareholder known by the Company to be the beneficial owner of more than five percent of the Company’s Common Stock, (b) each of the Company’s directors and nominees for director, (c) each of the Company’s executive officers named in the Summary Compensation Table above and (d) all executive officers and directors of the Company as a group. The shareholders listed below have sole voting and investment power except as noted.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership of Common Stock	Percent Owned Beneficially and of Record (2)
Ludmila Smolyansky	7,531,322	44.8%
Julie Smolyansky	541,060	3.2%
Edward Smolyansky	340,946	2.0%
Renzo Bernardi	14,900	*

Juan Carlos Dalto (3)	0	*
Julie Oberweis	0	*
Gustavo Carlos Valle (3)	0	*
Val Nikolenko	5,000	*
Directors and Officers of the Company as a Group (eight persons in total)	8,433,228	50.1%
DS Waters, LP	3,454,756	20.5%

NOTES TO BENEFICIAL OWNERSHIP TABLE

(1)
With the exception of Gustavo Carlos Valle, Juan Carlo Dalto and DS Waters, LP, the address for all Directors and shareholders listed in this table is 6431 Oakton St., Morton Grove, IL 60053. The address for Gustavo Carlos Valle, Juan Carlos Dalto and DS Waters, LP is 100 Hillside Avenue, White Plains, NY 10603-2861.

(2)	Based upon 16,819,920 shares of Common Stock outstanding as of May 15, 2009.

(3)	Mr. Valle and Mr. Dalto are also officers of The Dannon Company, Inc., which is an affiliate of DS Waters, LP.

PROPOSAL 2: RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board has designated the firm of Plante, as independent auditors of the Company for the next fiscal year. The Audit Committee and the Company have been advised by Plante that neither it nor any member or associate of such firm has any relationship with the Company or with any of its affiliates other than as independent accountants and auditors.

REQUIRED VOTE

An affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for ratification of the appointment of Plante. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against ratification of the appointment because it represents one fewer vote for ratification of the appointment. In the event that ratification of the appointment of Plante as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF PLANTE & MORAN, PLLC AS THE INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR (ENDING DECEMBER 31, 2009), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

During the two most recent fiscal years, there have been no disagreements with Plante on matters of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable event.

Representatives of Plante are not expected to be present at the Meeting.

AUDIT FEES

In 2008 and 2007, Plante, billed Lifeway approximately $153,550 and $151,000, respectively, for professional services rendered for the audit of Lifeway’s annual financial statements and review of financial statements included in Lifeway’s Forms 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements in 2007 and 2008.

AUDIT-RELATED FEES

None.

TAX FEES

No professional services were rendered by Plante to Lifeway regarding tax advice, tax compliance and tax planning during 2007 and 2008.

ALL OTHER FEES

No other fees were billed to Lifeway by Plante during 2007 and 2008 other than those described in this report.

No hours expended by Plante in its engagement to audit Lifeway’s financial statements for the most recent fiscal year were attributable to work performed by persons other than Plante’s full-time permanent employees. The Audit Committee has approved 100% of all services performed by Plante for Lifeway and disclosed above.

OTHER MATTERS

The Board of Directors knows of no other business to come before the meeting. If, however, other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.

SHAREHOLDER PROPOSALS

Any proposal that a shareholder may desire to present to the Company’s 2010 Annual Meeting of Shareholders must be received in writing by Val Nikolenko, the Secretary of the Company, on or before January 26, 2010, in order to be considered for possible inclusion in the Company’s proxy materials relating to such meeting.

UNTIMELY SHAREHOLDER PROPOSALS

Any shareholder proposals received by the Company after January 26, 2010 shall be considered an untimely proposal. The Company, in its sole discretion, may consider untimely proposals for possible inclusion in its 2010 Annual Meeting proxy materials if such untimely proposals are received on or before April 6, 2010. Any untimely shareholder proposals received after April 6, 2010 shall not be considered for possible inclusion in the Company’s 2010 Annual Meeting proxy materials.

AVAILABILITY OF PROXY MATERIALS

A copy of Lifeway’s Annual Report on Form 10-K accompanies this Proxy Statement. Such Annual Report is not a part of the proxy solicitation materials. Upon receipt of a written request, Lifeway will furnish to any shareholder, without charge, an additional copy of such Annual Report (without exhibits). Upon request and payment of $0.10 (ten cents) per page, copies of any exhibit to such Annual Report will also be provided. Any such written request should be directed to Lifeway’s Secretary at 6431 West Oakton, Morton Grove, IL 60053 or (847) 967-1010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING TO BE HELD ON JUNE 19, 2009: THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT https://materials.proxyvote.com/531914. DIRECTIONS TO THE ANNUAL MEETING OF SHAREHOLDERS ARE AVAILABLE UPON REQUEST DIRECTED TO LIFEWAY’S SECRETARY AT 6431 WEST OAKTON, MORTON GROVE, IL 60053 OR (847) 967-1010.

BY ORDER OF THE BOARD OF DIRECTORS Ludmila Smolyansky Chairperson of the Board June 5, 2009

PROXY	PROXY	PROXY

LIFEWAY FOODS, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT THE HOLIDAY INN NORTH SHORE, 5300 WEST TOUHY AVENUE, SKOKIE, ILLINOIS, FRIDAY, JUNE 19, 2009, AT 2:00 P.M. LOCAL TIME.

The undersigned hereby appoints Ludmila Smolyansky or Julie Smolyansky, with full power of substitution, as proxy to vote the Common Stock of the undersigned in Lifeway Foods, Inc. at the above Annual Meeting and at any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN SPECIFIED. IF A CHOICE IS NOT SPECIFIED, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1 and 2.

1.	Election of Directors:

Nominees: Ludmila Smolyansky, Julie Smolyansky, Pol Sikar, Renzo Bernardi, Gustavo Carlos Valle and Julie Oberweis:

☐ FOR ☐ WITHHELD

For, except vote withheld from the following nominees:

2.	Ratification of Plante & Moran, PLLC, as independent auditors:

☐ FOR ☐ AGAINST ☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

SIGNATURE	DATED

SIGNATURE (IF JOINTLY OWNED)	PRINT NAME

PRINT NAME (IF JOINTLY OWNED)

NOTE: This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.